Exhibit 10.20

PURCHASER (PARTY A):	Name of China Import-Export Agent	SUPPLIER (PARTY B):	GUANGDONG JINHAO MOTORCYCLE CO., LTD.

ADDRESS:		ADDRESS:	Dawang Industrial Park, High-Technology Development Zone, Zhaoqing

		CONTACT PERSON:	WANG LIN

		TEL:	0758-3625111

		FAX:	0758-3625311

1. Party A shall purchase from Party B the following products:

Products	Specifications	Date of Shipment	Unit	Quantity	Unit Price	Price incl. Tax	Notes
Dayang	JH100	5.7	piece				Loaded into the containers according to the standard quantity
Dayang	JH100	5.8	piece				Loaded into the containers according to the standard quantity
Dayang	JH100	5.8	piece				Loaded into the containers according to the standard quantity
Thai Hongda	JH110	5.10	piece				Loaded into the containers according to the standard quantity
Thai Hongda	JH110	5.11	piece				Loaded into the containers according to the standard quantity
Thai Hongda	JH110	5.12	piece				Loaded into the containers according to the standard quantity
Wuyang	JH125	5.14	piece				Loaded into the containers according to the standard quantity
Cross- country	JH125GY	5.15	piece				Loaded into the containers according to the standard quantity
Cross- country	JH125GY	5.16	piece				Loaded into the containers according to the standard quantity
Suzuki Prince (GN)	JH125-4	5.18	piece				Loaded into the containers according to the standard quantity
Suzuki Prince (GN)	JH125-4	5.19	piece				Loaded into the containers according to the standard quantity
CG, Wang	JH125-5	5.20	piece				Loaded into the containers according to the standard quantity
Kit		5.23	piece				Loaded into the containers according to the standard quantity
Kit		5.23	piece				Loaded into the containers according to the standard quantity
Kit		5. 24	piece				Loaded into the containers according to the standard quantity
Kit		5.24	piece				Loaded into the containers according to the standard quantity
Kit		5.25	piece				Loaded into the containers according to the standard quantity
Kit		5.25	piece				Loaded into the containers according to the standard quantity
In Total
(In Words)

2.	Conditions of order:

1)	Payment: settling two and paying one, remitting by TT to the account designated by Party B;

2)	Time of delivery: see above;

3)	Transportation expenses shall be assumed by Party B;

4)	Packing requirements: packing according to 126 pieces per container, products less than 126 pieces shall be contained in a separate container.

5)	Others: material prices shall be separately charged on the basis of specific change to products (referring to the part added to the originally stipulated products)

6)	Economic liability: shall be implemented in accordance with Economic Contract Law and the Contract.

7)	Any matter uncovered herein shall be solved by both parties through consultation;

8)	This Agreement shall remain effective for one (1) year form the date of signing and sealing by both parties (the facsimile copy hereof shall have the same effect).

PARTY A:	PARTY B:	GUANGDONG JINHAO
MOTORCYCLE CO., LTD.

TAX NO.:	TAX NO.:	441201748008168

ADDRESS:	ADDRESS:	Dawang Industrial Park,
High-Technology
Development Zone,
Zhaoqing

TEL:	TEL:	0758-3625398

DEPOSIT BANK:	DEPOSIT BANK:	Construction Bank,
Sub-branch
ACCOUNT NO.:	ACCOUNT NO.: